THIS WARRANT AND THE SHARES OF COMMON STOCK OF GRILL CONCEPTS, INC. TO BE ISSUED UPON ANY EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                     WARRANT
                               to Purchase Shares
                                       of

                    Common Stock (.00004 par value per share)
                                       of

                              GRILL CONCEPTS, INC.

                           Dated as of June ___, 2001

                              Common Stock Warrants

This certifies that, for value received, STARWOOD HOTELS AND RESORTS WORLDWIDE, INC. or its registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Grill Concepts, Inc., a Delaware corporation (the "Issuer"), at any time or from time to time on or before 5:00 p.m. New York time on the fifth (5th) anniversary of the date first above written (the "Expiration Date"), 666,667 fully paid and nonassessable shares of common stock, $.00004 par value per share (the "Common Stock") of the Issuer at an exercise price equal to $2.00 per share, subject to adjustment pursuant to the terms hereunder (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the subscription agreement, dated as of May 16, 2001, between the Issuer and the Holder (the "Subscription Agreement").

                  SECTION 1. Exercise of Warrant. (a) Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the notice provisions of
Section 10 hereof, is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as Schedule I, duly executed, for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register (the "Register") for the registration of this Warrant and registration of any transfer or assignment in whole or in part of the Warrant.

                  (b) The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable in United States Dollars by (i) certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose, (ii) an election by the Holder to have the Issuer withhold shares of Common Stock issuable upon exercise (a "Cashless Exercise"), (iii) certificates representing shares of Common Stock theretofore owned by the Holder duly endorsed for transfer to the Issuer, or (iv) any combination of the preceding, equal in value to the aggregate Exercise Price. For purposes hereof, a Cashless Exercise shall be effected by surrendering the Warrant, in part or in whole, for such number of Warrant Shares as is determined by dividing (A) the total Exercise Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (B) the amount by which the Fair Market Value per share of Common Stock as of the Exercise Date exceeds the Exercise Price per share.

                  (c) Certificates representing Warrant Shares shall bear the following restrictive legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                  SECTION 2. Reservation of Shares; Preservation of Rights of Holder. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (a) that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, and (b) promptly to take all action as may from time to time be required in order to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

                  SECTION 3. Exchange, Transfer,  Assignment or Loss of Warrant.
(a) During the one-year period commencing on the date first above written and ending immediately prior to the first anniversary thereof (the "Restricted Period"), this Warrant is not transferable or assignable by the Holder except with the prior written consent of the Issuer. Notwithstanding the foregoing, (i) the Holder may at any time prior to the expiration of this Warrant transfer or assign this Warrant in whole or in part to any Permitted Transferee, and (ii) upon expiration of the Restricted Period, the Holder may freely transfer or assign this Warrant in whole or in part to any third party without the prior consent of the Issuer. Issuer shall register any such transfer or assignment in the Register upon surrender of this Warrant, with the Form of Assignment attached as Schedule II hereto duly filled in and signed, to the Issuer at the office of Issuer specified in Section 1(a). Upon any such registration of transfer or assignment, a new Warrant, in substantially the form of this Warrant, evidencing the rights of the Holder so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder, if any, shall be issued to the Holder.

                  (b) Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

                  SECTION 4. Rights of Holder. Neither a Holder nor any transferee or assignee thereof shall be, or have any rights or privileges of, a stockholder of the Issuer with respect to any Warrant Shares, unless and until this Warrant has been exercised.

                  SECTION 5. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 5.

                  (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

                  (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate Exercise Price for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate Exercise Price so payable immediately before such record date.

                  (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than for Common Stock), the Holder shall receive notice of such event as set forth in Section 7 below.

                  (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

                  (e) If the Issuer shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs other than as covered by Section 5(d), the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the aggregate Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder. For purposes of this paragraph, at Holder's option, the sale of all or substantially all of the assets of the Issuer and distribution of the proceeds thereof to the Issuer's shareholders shall be deemed liquidation.

                  (f) If the Issuer sells or issues on or prior to the first anniversary of the date hereof any shares of Common Stock (or options, warrants, or other securities convertible, exercisable, or exchangeable for shares of Common Stock, excluding options in an amount not to exceed in the aggregate fifteen percent (15%) of the Fully-Diluted Shares issued to employees of Issuer at an exercise price equal to or greater than the Fair Market Value as of the date of grant) for consideration per share (in the case of options, warrants, or other securities convertible, exercisable, or exchangeable for shares of Common Stock, on an as-converted basis) less than the Exercise Price then in effect immediately prior to the issuance of such additional Common Stock (the "New Issuance Price"), then upon consummation of such sale or issuance (a "Triggering Transaction"), the Exercise Price shall automatically be decreased by an amount equal to the difference between (i) the Exercise Price in effect immediately prior to such Triggering Transaction; and (ii) the New Issuance Price.

                  (g) If an event occurs which is similar in nature to the events described in this Section 5, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

                  (h) The term "Common Stock" shall mean the Common Stock, $.00004 par value, of the Issuer as the same exists at the date of issuance of this Warrant or as such stock may be constituted from time to time, except that for the purpose of this Section 5, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

                  (i) The Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5 absent manifest error.

                  (j) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 5, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

                  (k) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

                  (l) No adjustment in the Exercise Price in accordance with the provisions of this Section 5 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01 provided however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (l) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

                  (m) If an adjustment is made under this Section 5 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 5 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

                  SECTION 6. Taxes on Issue or Transfer of Common Stock and Warrant. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable solely in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

                  SECTION 7. Notice of Adjustment. . In case at any time: (a) the Issuer shall declare any cash dividend on its Common Stock; (b) the Issuer shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock; (c) the Issuer shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;
(d) the Issuer shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of current earnings or dividends payable in Common Stock); (e) the Issuer shall issue shares of its capital stock at a price per share less than the Exercise Price in effect as of the date of such issuance; (f) there shall be any capital reorganization, or reclassification of the capital stock of the Issuer, or consolidation or merger of the Issuer with another corporation (other than a subsidiary of the Issuer in which the Issuer is the surviving or continuing corporation and no change occurs in the Issuer's Common Stock), or sale of all or substantially all of its assets to, another corporation; (g) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Issuer; or (h) the Issuer proposes to take any other action or an event occurs which would require an adjustment pursuant to subsection (i) of this
Section 7; then, in any one or more of said cases, the Issuer shall give at least fifteen days' prior written notice, addressed to Holder at the address of Holder as shown on the books of the Issuer, of (i) the date on which the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; (ii) in the case of any issuance of capital at a price per share less than the then applicable Exercise Price, the date of such issuance and the number of shares issued; and (iii) in the case of any reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, the date (or, if not then known, a reasonable approximation thereof by the Issuer) when same shall take place. Such notice shall also specify (or, if not then known, reasonably approximate), if applicable, the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be.

                  SECTION 8. No Dilution or Impairment. The Issuer shall not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Issuer will not increase the par value, if any, of any shares of stock receivable upon the exercise of any Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and non-assessable stock upon the exercise of each Warrant.

                  SECTION 9. Registration Rights. Section 3 of the investor rights agreement, dated as of March __, 2001, between the Issuer and the Holder (the "Investor Rights Agreement") is incorporated herein by reference and made a part hereof mutatis mutandis.

                  SECTION 10. Representations and Warranties of the Issuer; Indemnity; Miscellaneous. Sections 5, 16 and 17 of the Subscription Agreement are incorporated herein by reference and made a part hereof mutatis mutandis.


GRILL CONCEPTS, INC.


By:
   ----------------------------
Name:
Title:

                                                                      SCHEDULE I
                          FORM OF ELECTION TO PURCHASE

To: [    ]

                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, [_____] shares of Grill Concepts, Inc. Common Stock issuable upon the exercise of this Warrant for an aggregate exercise price of $_______ payable in [cash][cashless exercise][shares], and requests that certificates for such shares be issued in the name of:



         (Name)



         (Address)


         (United States Social Security or other taxpayer identifying number, if applicable)

and, if different from above, be delivered to:


         (Name)


         (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:                 , 200
       ---------------     --

Name of Registered Owner:
                         -------------------------------------------------------



Address:
          ----------------------------------------------------------------------



Signature:
            --------------------------------------------------------------------

                                                                     SCHEDULE II
                               FORM OF ASSIGNMENT



                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the right represented by the within Warrant to purchase the _______ shares of the _________ Common Stock of Grill Concepts, Inc., to which the within Warrant relates, and appoints
___________________ attorney to transfer said right on the books of Grill Concepts, Inc., with full power of substitution in the premises.


Dated:  ___________________________



                              --------------------------------------------------
                              (Signature must conform in all respects to name of
                               holder as specified on the face of the Warrant)